MONARCH FUNDS

                    DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

                                UNIVERSAL SHARES

                    Supplement Dated January 14, 2004 to the
                        Prospectus Dated January 9, 2004

On page 11, the name of the Fund in the financial highlights table should read Daily Assets Government Obligations Fund rather than Daily Assets Treasury Fund. All financial data and footnote references are correct for the Daily Assets Government Obligations Fund - Universal Shares.